SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 15, 2010

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

 (Address of principal executive offices)

Registrant's telephone number, including area code:                                                                                                                                (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 19, 2010, Twin Disc, Incorporated (the “Company”) reported its fiscal 2011 first quarter financial results.  The Company's press release announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

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The information set forth in this Item 2.02 of Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Board of Directors (the “Board”) previously approved, subject to shareholder approval, the adoption of the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan (the “Incentive Compensation Plan”). The purpose of the Incentive Compensation Plan is to promote the overall financial objectives of the Company by providing opportunities for the officers and key employees selected to participate in the Incentive Compensation Plan to acquire common stock of the Company, and to receive common stock or cash bonuses upon attainment of specified financial goals of the Company.  At the Annual Meeting of Shareholders of the Company on October 15, 2010, the Company’s shareholders approved the adoption of the Incentive Compensation Plan.

The foregoing description of the Incentive Compensation Plan is qualified in its entirety by reference to the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan, which was filed as Exhibit 99 to the Company’s Registration Statement on Form S-8 filed on October 15, 2010 (File No. 333-169962).  For a more complete description of the terms of the Incentive Compensation Plan, please see “Proposal 2:  Approval of the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan” in the Company’s proxy statement dated September 15, 2010 filed with the Securities and Exchange Commission.

Item  5.07                                Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on October 15, 2010.  Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal No. 1 – Election of Directors.

The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the 2013 Annual Meeting of Shareholders or until their successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Percent(1)	Votes Withheld	Percent(1)	Broker Non-Votes
John H. Batten	7,227,545	87.92%	992,836	12.08%	2,106,628
Harold M. Stratton III	7,497,968	91.21%	722,413	8.79%	2,106,628
Michael C. Smiley	7,905,385	96.17%	314,996	3.83%	2,106,628

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Proposal No. 2 - Approval of the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan.

The shareholders of the Company approved the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan.  The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Number of Votes Cast:	6,620,773	1,552,973	46,633	2,106,628
Percentage of Votes Cast:(2)	81.0%	19.0%

Proposal No. 3 - Approval of the Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors.

The shareholders of the Company approved the Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors.  The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Number of Votes Cast:	6,593,080	1,596,038	31,261	2,106,628
Percentage of Votes Cast:(2)	80.5%	19.5%

Proposal No. 4 - Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm.

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP (PwC) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.  The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	9,795,882	471,067	60,058
Percentage of Votes Cast:(2)	95.4%	4.6%

(1)
Percentages shown for election of Directors (Proposal No. 1) are based on totals of votes cast for and votes withheld from each indicated Director.  Broker non-votes were not considered as part of the totals on which percentages were based.

(2)
Percentages shown for approval of incentive plans (Proposal Nos. 2 and 3) and ratification of PwC (Proposal No. 4) are based on total numbers of votes cast.  Broker non-votes and abstentions were not considered part of the totals on which the percentages were based.

Item 7.01	Regulation FD Disclosure

The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

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The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                                Other Events

The Company’s Board previously approved, subject to shareholder approval, the adoption of the Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors (the “Director’s Plan”).  The purpose of the Director’s Plan is to promote the financial interests of the Company and its shareholders by providing non-employee members of the Company’s Board (each a “Participant”) the opportunity to acquire common stock of the Company, thereby assisting the Company in its efforts to attract and retain well qualified individuals to serve as Directors and further aligning the interests of such Directors with those of the Company’s shareholders.  Under the Plan, Participants may be awarded options to purchase common stock, common stock with certain imposed restrictions on transferability (“Restricted Stock”), or cash-settled restricted stock units (i.e., cash payments valued by reference to the Company’s common stock that are awarded with a substantial risk of forfeiture attached).  At the Annual Meeting of Shareholders of the Company on October 15, 2010, the Company’s shareholders approved the adoption of the Stock Incentive Plan.

The foregoing description of the Director’s Plan is qualified in its entirety by reference to the Director’s Plan, which was filed as Exhibit 99 to the Company’s Registration Statement on Form S-8 filed on October 15, 2010 (File No. 333-169963).  For a more complete description of the terms of the Director’s Plan, please see “Proposal 3:  Approval of the Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors” in the Company’s proxy statement dated September 15, 2010 filed with the Securities and Exchange Commission.

On October 15, 2010, following approval of the Director’s Plan, each of the non-employee Directors of the Company received 2,748 shares of Restricted Stock under the Director’s Plan, representing 50% of their annual Board retainer (exclusive of Committee chair fees).  A form of Restricted Stock Agreement entered into between the Company and each non-employee Director is filed herewith as Exhibit 10.3 and incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1
Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan (Incorporated by reference to Exhibit 99 to Twin Disc, Incorporated’s Registration Statement on Form S-8 filed on October 15, 2010, File No. 333-169962).

10.2
Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors (Incorporated by reference to Exhibit 99 to Twin Disc, Incorporated’s Registration Statement on Form S-8 filed on October 15, 2010, File No. 333-16963).

10.3	Form of Twin Disc, Incorporated Non-Employee Director Restricted Stock Agreement

99.1	Press Release announcing fiscal first quarter 2011 financial results.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 19, 2010	Twin Disc, Inc.

/s/ THOMAS E. VALENTYN
Thomas E. Valentyn
General Counsel & Secretary

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